UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07916

                   AllianceBernstein Utility Income Fund, Inc.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
                (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2006

                     Date of reporting period: May 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.


AllianceBernstein Utility Income Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 13, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Utility Income Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks current income and long-term growth of capital. The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 GICS Utilities Composite (the "Composite"), for the six- and 12-month periods ended May 31, 2006. The Composite includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Utility Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark, the S&P 500 GICS Utilities Composite, for both the six- and 12-month periods ended May 31, 2006. The Fund's relative outperformance for both the six- and 12-month periods ended May 31, 2006 was principally attributed to its overweight position in high quality, more defensive utilities. These utilities include global utilities such as electrics, telephones, gas and water.

During the period under review, high quality utilities continued to have several characteristics: strong earnings growth; hidden energy upside for low-cost nuclear and coal generators; tightening supply/demand for power; and a higher rate base growth for regulated utilities. Most importantly, these companies have been impacted in the short run by favorable regulatory events related to rate relief and/or merger approvals, combined with attractive dividend yields. Furthermore, the modest outperformance on the non-regulated businesses reflects, to some degree, exposure to higher commodities and energy prices. As these companies' below-market contracts roll off, they have significant earnings upside as commodity outlook holds up at stronger prices.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1

Market Review and Investment Strategy

Utilities have remained focused on their core businesses in 2006. They are embarking on significant rate-base expansion programs, including new transmission and generation construction, in part funded internally. The regulatory environment remains constructive and balanced despite rising fuel costs. Separately, utilities benefited from a number of macro trends including the improved credit environment, rising natural gas and power prices (particularly beneficial for low-cost coal and nuclear generators) and the extension of the reduction of tax rates on dividends. Conversely, utilities were negatively impacted by the expectation of rising interest rates, inflation fears, the increase in fuel costs, health care expenses and pension costs. For certain companies, mostly electric utilities, near-term political and regulatory uncertainty related to requests for rate relief and/or merger approval applied additional pressure.

During the period under review, the Fund was invested in high quality names with attractive valuations. The Fund's portfolio manager remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, the manager remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings stability, increasing free cash flow and growing dividends.


2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Composite includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. For the six- and 12-month periods ended May 31, 2006, the Lipper Utility Funds Average consisted of 108 and 104 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Utility Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the utilities industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.



(Historical Performance continued on next page)


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED MAY 31, 2006                              6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund
   Class A                                                4.33%        13.15%
-------------------------------------------------------------------------------
   Class B                                                3.99%        12.35%
-------------------------------------------------------------------------------
   Class C                                                3.98%        12.32%
-------------------------------------------------------------------------------
   Advisor Class*                                         4.50%        13.57%
-------------------------------------------------------------------------------
   Class R*                                               4.24%        12.90%
-------------------------------------------------------------------------------
   Class K*                                               4.39%        13.21%
-------------------------------------------------------------------------------
   Class I*                                               4.56%        13.57%
-------------------------------------------------------------------------------
S&P 500 GICS Utilities Composite                          3.14%         9.45%
-------------------------------------------------------------------------------
Lipper Utility Funds Average                              5.82%        13.42%
-------------------------------------------------------------------------------

* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         13.15%             8.33%
5 Years                         3.26%             2.37%
10 Years                       10.46%             9.97%

Class B Shares
1 Year                         12.35%             8.35%
5 Years                         2.53%             2.53%
10 Years(a)                     9.83%             9.83%

Class C Shares
1 Year                         12.32%            11.32%
5 Years                         2.53%             2.53%
10 Years                        9.68%             9.68%

Advisor Class Shares+
1 Year                         13.57%            13.57%
5 Years                         3.57%             3.57%
Since Inception*               11.32%            11.32%

Class R Shares+
1 Year                         12.90%            12.90%
Since Inception*               12.52%            12.52%

Class K Shares+
1 Year                         13.21%            13.21%
Since Inception*               12.87%            12.87%

Class I Shares+
1 Year                         13.57%            13.57%
Since Inception*               13.16%            13.16%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class; 3/1/05 for Class R, Class K and Class I shares.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)
--------------------------------------------------------------
                                               SEC Returns

Class A Shares
1 Year                                            5.70%
5 Years                                           3.99%
10 Years                                         10.02%

Class B Shares
1 Year                                            5.60%
5 Years                                           4.15%
10 Years(a)                                       9.87%

Class C Shares
1 Year                                            8.58%
5 Years                                           4.15%
10 Years                                          9.72%

Advisor Class Shares+
1 Year                                           10.80%
5 Years                                           5.21%
Since Inception*                                 11.43%

Class R Shares+
1 Year                                           10.13%
Since Inception*                                 13.24%

Class K Shares+
1 Year                                           10.52%
Since Inception*                                 13.60%

Class I Shares+
1 Year                                           10.82%
Since Inception*                                 13.90%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class; 3/1/05 for Class R, Class K and Class I shares.

+     Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                           Beginning                Ending
                         Account Value           Account Value            Expenses Paid
                        December 1, 2005          May 31, 2006            During Period*
---------------------------------------------------------------------------------------------
                     Actual   Hypothetical   Actual   Hypothetical**   Actual   Hypothetical
---------------------------------------------------------------------------------------------
Class A              $1,000      $1,000     $1,043.25   $1,017.95      $ 7.13      $ 7.04
---------------------------------------------------------------------------------------------
Class B              $1,000      $1,000     $1,039.88   $1,014.36      $10.78      $10.65
---------------------------------------------------------------------------------------------
Class C              $1,000      $1,000     $1,039.77   $1,014.41      $10.73      $10.60
---------------------------------------------------------------------------------------------
Advisor
  Class              $1,000      $1,000     $1,045.03   $1,019.45      $ 5.61      $ 5.54
---------------------------------------------------------------------------------------------
Class R              $1,000      $1,000     $1,042.41   $1,016.95      $ 8.15      $ 8.05
---------------------------------------------------------------------------------------------
Class K              $1,000      $1,000     $1,043.94   $1,018.50      $ 6.57      $ 6.49
---------------------------------------------------------------------------------------------
Class I              $1,000      $1,000     $1,045.61   $1,020.00      $ 5.05      $ 4.99
---------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.40%, 2.12%, 2.11%, 1.10%, 1.60%, 1.29% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

PORTFOLIO SUMMARY
May 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $218.5


SECTOR BREAKDOWN*

     84.9%   Utilities
      4.4%   Energy
      4.3%   Consumer Services                   [PIE CHART OMITTED.]
      2.7%   Technology
      1.3%   Mutual Fund
      1.2%   Basic Industry
      0.1%   Finance

      1.1%   Short-Term


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                       U.S. $       Percent of
Company                                                 Value       Net Assets
-------------------------------------------------------------------------------
Entergy Corp. (common & preferred)               $  8,607,555           3.9%
-------------------------------------------------------------------------------
PPL Corp.                                           6,751,836           3.1
-------------------------------------------------------------------------------
Duke Energy Corp.                                   6,642,536           3.0
-------------------------------------------------------------------------------
ONEOK, Inc.                                         6,533,255           3.0
-------------------------------------------------------------------------------
FirstEnergy Corp.                                   6,395,240           2.9
-------------------------------------------------------------------------------
Williams Cos., Inc.                                 5,914,420           2.7
-------------------------------------------------------------------------------
Exelon Corp.                                        5,598,729           2.6
-------------------------------------------------------------------------------
Kinder Morgan, Inc.                                 5,533,333           2.5
-------------------------------------------------------------------------------
FPL Group, Inc.                                     5,361,118           2.5
-------------------------------------------------------------------------------
TXU Corp.                                           5,144,165           2.4
-------------------------------------------------------------------------------
                                                 $ 62,482,187          28.6%

* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-98.6%

Utilities-84.6%
Electric & Gas Utility-64.2%
AES Corp(a)                                           217,300     $   3,998,320
AES Tiete S.A.                                    167,414,900         3,612,542
AGL Resources, Inc.                                   135,900         4,969,863
Allegheny Energy, Inc.(a)                             134,300         4,897,921
Ameren Corp.                                           53,000         2,622,970
American Electric Power Co., Inc.                      55,159         1,890,299
CenterPoint Energy, Inc.                              237,200         2,844,028
CLP Holdings, Ltd.                                    405,000         2,321,912
Consolidated Edison, Inc.                              98,800         4,357,080
CPFL Energia S.A. (ADR)                                44,300         1,643,087
Dominion Resources, Inc.                               57,100         4,144,318
DPL, Inc.                                              97,000         2,599,600
Duke Energy Corp.                                     235,384         6,642,536
Edison International                                   84,700         3,323,628
Entergy Corp.                                          68,900         4,830,579
Entergy Corp. 7.63% cv. preferred stock                75,600         3,776,976
Equitable Resources, Inc.                             133,000         4,475,450
Exelon Corp.                                           98,900         5,598,729
FirstEnergy Corp.                                     122,000         6,395,240
Fortum Oyj                                             97,000         2,414,865
FPL Group, Inc.                                       134,600         5,361,118
Great Plains Energy, Inc.
   8.00% cv. preferred stock                          110,000         2,574,000
Hong Kong and China Gas Co., Ltd.                   1,656,000         3,697,397
New Jersey Resources Corp.                             68,750         3,088,250
NSTAR                                                 175,900         4,865,394
PG&E Corp.                                            128,300         5,090,944
PNM Resources, Inc. 6.75% cv. preferred stock         106,600         5,143,450
PPL Corp.                                             226,800         6,751,836
Questar Corp.                                          54,900         4,045,581
Scottish & Southern Energy Plc                        142,053         3,004,424
Sempra Energy                                         111,967         5,035,156
Southern Co.                                           96,700         3,091,499
Tractebel Energia S.A.                                147,100         1,087,745
TXU Corp.                                              89,776         5,144,165
Xcel Energy, Inc.                                     258,800         4,857,676
                                                                  -------------
                                                                    140,198,578
                                                                  -------------

Pipelines-10.3%
Enbridge, Inc.                                         66,900         2,114,040
Kinder Morgan, Inc.                                    55,069         5,533,333
ONEOK, Inc.                                           194,500         6,533,255
Southern Union Co. 5.75% cv. preferred stock           33,100         2,403,888
Williams Cos., Inc.                                   261,700         5,914,420
                                                                  -------------
                                                                     22,498,936
                                                                  -------------


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Public Utilities - Electric & Gas-1.1%
Georgia Power Co. 6.00%,
   8/15/44 cv. preferred stock                        105,000     $   2,546,250
                                                                  -------------

Telephone Utility-5.0%
AT&T, Inc.                                            174,900         4,557,894
BellSouth Corp.                                        87,900         2,968,383
Sprint Corp.                                          105,432         2,236,213
Verizon Communications, Inc.                           37,100         1,157,891
                                                                  -------------
                                                                     10,920,381
                                                                  -------------

Miscellaneous-4.0%
Aqua America, Inc.                                    126,633         2,970,810
E.ON AG (ADR)                                          85,818         3,299,702
Suez S.A.                                              62,205         2,395,076
                                                                  -------------
                                                                      8,665,588
                                                                  -------------
                                                                    184,829,733
                                                                  -------------

Energy-4.4%
International-1.6%
Petroleo Brasileiro, S.A. (ADR)                        13,900         1,207,215
Talisman Energy, Inc.                                 124,200         2,284,038
                                                                  -------------
                                                                      3,491,253
                                                                  -------------

Oil Service-1.1%
GlobalSantaFe Corp.                                    41,000         2,465,330
                                                                  -------------

Miscellaneous-1.7%
Peabody Energy Corp.                                   57,800         3,603,252
                                                                  -------------
                                                                      9,559,835
                                                                  -------------

Consumer Services-4.3%
Broadcasting & Cable-1.2%
Grupo Televisa S.A. (ADR)                             144,400         2,655,516
                                                                  -------------

Cellular Communications-3.1%
America Movil S.A. de C.V. Series L (ADR)             130,240         4,253,638
Orascom Telecom Holding SAE (GDR)(b)                   53,000         2,438,000
                                                                  -------------
                                                                      6,691,638
                                                                  -------------
                                                                      9,347,154
                                                                  -------------

Technology-2.7%
Communication Equipment-2.6%
Motorola, Inc.                                        51,000          1,075,590
QUALCOMM, Inc.                                        68,000          3,074,280
Tim Participacoes S.A. (ADR)                          59,800          1,448,954
                                                                  -------------
                                                                      5,598,824
                                                                  -------------

Communication Services-0.1%
Embarq Corp.(a)                                        5,272            219,668
                                                                  -------------
                                                                      5,818,492
                                                                  -------------

Mutual Fund-1.3%
Tortoise Energy Capital Corp.                        131,400          2,943,360
                                                                  -------------


10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

Basic Industry-1.2%
Mining & Metals-1.2%
China Shenhua Energy Co., Ltd. Cl.H                 1,564,000     $   2,662,641
                                                                  -------------

Finance-0.1%
Real Estate - Other-0.1%
Global Signal, Inc.                                     4,100           187,780
                                                                  -------------

Total Common Stocks & Other Investments
   (cost $161,797,762)                                              215,348,995
                                                                  -------------

SHORT-TERM INVESTMENT-1.1%
Time Deposit-1.1%
State Street Euro Dollar
   4.35%, 6/01/06
   (cost $2,445,000)                                   $2,445         2,445,000
                                                                  -------------

Total Investments-99.7%
   (cost $164,242,762)                                              217,793,995
Other assets less liabilities-0.3%                                      665,329
                                                                  -------------
Net Assets-100%                                                   $ 218,459,324
                                                                  =============


(a)   Non-income producing security.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the market value of this security amounted to $2,438,000 or 1.1% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See notes to financial statements.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $164,242,762)           $ 217,793,995
Cash                                                                        830
Foreign cash, at value (cost $703,651)                                  693,918
Dividends and interest receivable                                       774,164
Receivable for capital stock sold                                       599,052
                                                                  -------------
Total assets                                                        219,861,959
                                                                  -------------
Liabilities
Payable for capital stock redeemed                                      865,933
Distribution fee payable                                                140,239
Advisory fee payable                                                    103,793
Transfer Agent fee payable                                               47,458
Administrative fee payable                                               18,589
Accrued expenses                                                        226,623
                                                                  -------------
Total liabilities                                                     1,402,635
                                                                  -------------
Net Assets                                                        $ 218,459,324
                                                                  =============
Composition of Net Assets
Capital stock, at par                                             $      11,946
Additional paid-in capital                                          220,137,400
Undistributed net investment income                                   1,351,655
Accumulated net realized loss on investment and
   foreign currency transactions                                    (56,583,135)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities               53,541,458
                                                                  -------------
                                                                  $ 218,459,324
                                                                  =============

Net Asset Value Per Share-21 billion shares of capital stock authorized, $.001 par value

                                                 Shares               Net Asset
Class                       Net Assets        Outstanding               Value
===============================================================================
A                          $ 76,145,567        4,133,358               $ 18.42*
-------------------------------------------------------------------------------
B                          $100,105,181        5,501,648               $ 18.20
-------------------------------------------------------------------------------
C                          $ 39,037,887        2,140,091               $ 18.24
-------------------------------------------------------------------------------
Advisor                    $  3,134,537          169,270               $ 18.52
-------------------------------------------------------------------------------
R                          $     11,444           621.72               $ 18.41
-------------------------------------------------------------------------------
K                          $     11,388           618.40               $ 18.42
-------------------------------------------------------------------------------
I                          $     13,320           723.43               $ 18.41
-------------------------------------------------------------------------------


* The maximum offering price per share for Class A was $19.24 which reflects a sales charge of 4.25%.

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $84,247)                                    $  4,614,275
Interest                                                57,768   $  4,672,043
                                                  ------------
Expenses
Advisory fee                                           659,201
Distribution fee-Class A                               127,829
Distribution fee-Class B                               542,913
Distribution fee-Class C                               211,702
Distribution fee-Class R                                    28
Distribution fee-Class K                                    14
Transfer agency-Class A                                 95,190
Transfer agency-Class B                                130,025
Transfer agency-Class C                                 47,623
Transfer agency-Advisor Class                            3,947
Transfer agency-Class R                                     16
Transfer agency-Class K                                     12
Transfer agency-Class I                                      7
Custodian                                              107,570
Registration                                            76,650
Legal                                                   57,348
Printing                                                40,362
Administrative                                          39,107
Audit                                                   33,005
Directors' fees                                         14,747
Miscellaneous                                           10,328
                                                  ------------
Total expenses                                       2,197,624
Less: expense offset arrangement
   (see Note B)                                         (8,989)
                                                  ------------
Net expenses                                                        2,188,635
                                                                 ------------
Net investment income                                               2,483,408
                                                                 ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions                                         12,355,562
   Foreign currency transactions                                       19,364
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                     (4,850,130)
   Foreign currency denominated assets
     and liabilities                                                   (9,736)
                                                                 ------------
Net gain on investment and foreign
   currency transactions                                            7,515,060
                                                                 ------------
Net Increase in Net Assets from
   Operations                                                    $  9,998,468
                                                                 ============


See notes to financial statements.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended    Year Ended
                                              May 31, 2006     November 30,
                                               (unaudited)         2005
                                            ================ ================

Increase in Net Assets from Operations
Net investment income                         $  2,483,408     $  4,692,903
Net realized gain on investment
   and foreign currency transactions            12,374,926       25,857,989
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities           (4,859,866)       6,442,956
                                              ------------     ------------
Net increase in net assets from
   operations                                    9,998,468       36,993,848
Dividends to Shareholders from
Net investment income
   Class A                                        (806,741)      (2,238,859)
   Class B                                        (613,719)      (2,929,375)
   Class C                                        (239,103)      (1,027,462)
   Advisor Class                                   (38,716)         (97,882)
   Class R                                             (95)            (202)
   Class K                                            (112)            (223)
   Class I                                            (129)            (243)

Capital Stock Transactions
Net decrease                                   (27,159,572)      (7,712,448)
                                              ------------     ------------
Total increase (decrease)                      (18,859,719)      22,987,154

Net Assets
Beginning of period                            237,319,043      214,331,889
                                              ------------     ------------
End of period (including undistributed
   net investment income of $1,351,655
   and $566,862, respectively)                $218,459,324     $237,319,043
                                              ============     ============


See notes to financial statements.


14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15 are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class-specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To



ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17 the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $39,107 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $128,409 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $8,989 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,004 from the sale of Class A shares and received $535, $33,734 and $3,315 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006 amounted to $152,134, of which $13,460 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,581,995, $1,858,012, $52 and $86 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                  Purchases        Sales
                                                ============    ============
Investment securities (excluding
   U.S. government securities)                  $ 58,757,623    $ 87,985,253
U.S. government securities                                -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                   $ 56,231,442
Gross unrealized depreciation                                     (2,680,209)
                                                                ------------
Net unrealized appreciation                                     $ 53,551,233
                                                                ============


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19 to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of May 31, 2006, the Fund had no securities on loan.


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                              Shares                          Amount
                  -----------------------------   -----------------------------
                  Six Months Ended  Year Ended    Six Months Ended  Year Ended
                    May 31, 2006   November 30,     May 31, 2006   November 30,
                     (unaudited)       2005          (unaudited)       2005
                  -------------------------------------------------------------
Class A
Shares sold          1,098,095       2,145,283    $ 20,170,257    $ 36,366,749
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends            38,887         113,264         710,448       1,893,678
-------------------------------------------------------------------------------
Shares converted
   from Class B        105,684         137,290       1,950,862       2,374,117
-------------------------------------------------------------------------------
Shares redeemed     (1,469,669)     (2,035,542)    (27,139,788)    (34,479,080)
-------------------------------------------------------------------------------
Net increase
   (decrease)         (227,003)        360,295    $ (4,308,221)   $  6,155,464
===============================================================================

Class B
Shares sold            194,191         906,552    $  3,545,122    $ 15,138,548
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends            24,644         128,789         445,384       2,111,115
-------------------------------------------------------------------------------
Shares converted
   to Class A         (106,919)       (138,846)     (1,950,862)     (2,374,117)
-------------------------------------------------------------------------------
Shares redeemed       (938,658)     (1,912,431)    (17,149,986)    (31,795,769)
-------------------------------------------------------------------------------
Net decrease          (826,742)     (1,015,936)   $(15,110,342)   $(16,920,223)
===============================================================================


20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                              Shares                          Amount
                  -----------------------------   -----------------------------
                  Six Months Ended  Year Ended    Six Months Ended  Year Ended
                    May 31, 2006   November 30,     May 31, 2006   November 30,
                     (unaudited)       2005          (unaudited)       2005
                  -------------------------------------------------------------
Class C
Shares sold            115,076         662,098    $  2,102,386    $ 11,168,425
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             8,336          38,464         151,068         634,392
-------------------------------------------------------------------------------
Shares redeemed       (544,022)       (551,656)     (9,975,058)     (9,197,624)
-------------------------------------------------------------------------------
Net increase
   (decrease)         (420,610)        148,906    $ (7,721,604)   $  2,605,193
===============================================================================

Advisor Class
Shares sold             49,600         180,333    $    915,326    $  3,047,118
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             1,462           3,993          26,822          67,489
-------------------------------------------------------------------------------
Shares redeemed        (51,754)       (154,747)       (963,671)     (2,697,689)
-------------------------------------------------------------------------------
Net increase
   (decrease)             (692)         29,579    $    (21,523)   $    416,918
===============================================================================

          Six Months Ended  March 1, 2005(a)  Six Months Ended  March 1, 2005(a)
            May 31, 2006     November 30,       May 31, 2006     November 30,
             (unaudited)         2005            (unaudited)         2005
          ----------------------------------------------------------------------
Class R
Shares sold           4              618          $      62       $   10,100
--------------------------------------------------------------------------------
Net increase          4              618          $      62       $   10,100
================================================================================

Class K
Shares sold           -0-            618          $      -0-      $   10,100
--------------------------------------------------------------------------------
Net increase          -0-            618          $      -0-      $   10,100
================================================================================

Class I
Shares sold          198             612          $   3,609       $   10,000
--------------------------------------------------------------------------------
Shares redeemed      (87)             -0-            (1,553)              -0-
--------------------------------------------------------------------------------
Net increase         111             612          $   2,056       $   10,000
================================================================================

(a)   Commencement of distribution.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21

NOTE G
Risks Involved in Investing in the Fund

Foreign Securities Risk - Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

Indemnification Risk - In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.


NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                      2005            2004
                                                 ==============  ==============
Distributions paid from:
   Ordinary income                               $    6,294,246  $    3,573,796
                                                 --------------  --------------
Total taxable distributions                           6,294,246       3,573,796
                                                 --------------  --------------
Total distributions paid                         $    6,294,246  $    3,573,796
                                                 ==============  ==============


22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $      566,862
Accumulated capital and other losses                             (67,791,610)(a)
Unrealized appreciation/(depreciation)                            57,234,873(b)
                                                              --------------
Total accumulated earnings/(deficit)                          $   (9,989,875)
                                                              ==============

(a) On November 30, 2005, the Fund had a net capital loss carryforward of $67,791,610, which will expire in the year 2010. During the fiscal year, the Fund utilized capital loss carryforwards of $25,690,029.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited


24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York,


26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

(ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Subsequent Event

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended November 30, 2005 and the year ended November 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class A
                            ---------------------------------------------------------------------------------
                             Six Months
                                  Ended
                                May 31,                                  Year Ended November 30,
                                   2006          ------------------------------------------------------------
                            (unaudited)            2005        2004            2003        2002        2001
                            ---------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 17.82           $ 15.54     $ 12.39        $ 11.01     $ 14.17     $ 17.90

Income From Investment
   Operations
Net investment income(a)            .23               .43         .35(b)(c)      .32(b)      .27(b)      .23
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                     .54              2.39        3.11           1.30       (3.17)      (2.88)
Net increase (decrease)
   in net asset value from
   operations                       .77              2.82        3.46           1.62       (2.90)      (2.65)

Less: Dividends and
   Distributions
Dividends from net
   investment income               (.17)             (.54)       (.31)          (.24)       (.26)       (.97)
Tax return of capital                -0-               -0-         -0-            -0-         -0-       (.11)
Total dividends and
   distributions                   (.17)             (.54)       (.31)          (.24)       (.26)      (1.08)
Net asset value,
   end of period                $ 18.42           $ 17.82     $ 15.54        $ 12.39     $ 11.01     $ 14.17

Total Return
Total investment return
   based on net asset
   value(d)                        4.33%            18.42%      28.37%         14.89%     (20.65)%    (15.75)%

Ratios/Supplemental Data
Net assets,
   end of period
   (000's omitted)              $76,146           $77,696     $62,166        $52,188     $48,908     $73,487
Ratio to average
   net assets of:
   Expenses, net of
      waivers/
      reimbursements               1.40%(e)(f)       1.44%       1.39%          1.50%       1.50%       1.46%
   Expenses, before
      waivers/
      reimbursements               1.40%(e)(f)       1.44%       1.53%          1.70%       1.61%       1.46%
   Net investment income           2.50%(e)(f)       2.54%       2.59%(b)(c)    2.79%(b)    2.18%(b)    1.38%
Portfolio turnover rate              25%               47%         45%            74%         99%         21%


See footnote summary on page 34.


28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class B
                            ---------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                  May 31,                         Year Ended November 30,
                                    2006         ------------------------------------------------------------
                             (unaudited)              2005       2004            2003        2002        2001
                            ---------------------------------------------------------------------------------
Net asset value,
  beginning of period             $17.60            $15.36     $12.24          $10.87       $13.98     $17.72

Income From Investment
  Operations
Net investment income(a)             .16               .30        .25(b)(c)       .24(b)      .18(b)      .11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                       .54              2.36       3.08            1.27       (3.12)      (2.84)
Net increase (decrease)
  in net asset value from
  operations                         .70              2.66       3.33            1.51       (2.94)      (2.73)

Less: Dividends and
Distributions
Dividends from net
  investment income                 (.10)             (.42)      (.21)           (.14)       (.17)       (.90)
Tax return of capital                 -0-               -0-        -0-             -0-         -0-       (.11)
Total dividends and
  distributions                     (.10)             (.42)      (.21)           (.14)       (.17)      (1.01)
Net asset value,
  end of period                   $18.20             $17.60    $15.36          $12.24      $10.87      $13.98

Total Return
Total investment return
  based on net asset
  value(d)                          3.99%            17.55%     27.50%          13.99%     (21.18)%    (16.38)%

Ratios/Supplemental Data
Net assets,
  end of period
  (000's omitted)               $100,105          $111,371   $112,838        $109,717    $112,372    $181,338
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                  2.12%(e)(f)       2.15%      2.13%           2.20%       2.20%       2.17%
  Expenses, before
    waivers/
    reimbursements                  2.12%(e)(f)       2.15%      2.27%           2.44%       2.34%       2.17%
  Net investment income             1.79%(e)(f)       1.80%      1.84%(b)(c)     2.08%(b)    1.49%(b)     .67%
Portfolio turnover rate               25%               47%        45%             74%         99%         21%


See footnote summary on page 34.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class C
                            ---------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                  May 31,                         Year Ended November 30,
                                    2006         ------------------------------------------------------------
                             (unaudited)              2005       2004            2003        2002        2001
                            ---------------------------------------------------------------------------------
Net asset value,
  beginning of period             $17.64            $15.40     $12.27          $10.89      $14.00      $17.74

Income From Investment
  Operations
Net investment income(a)             .16               .30        .25(b)(c)       .24(b)      .18(b)      .11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                       .54              2.36       3.09            1.28       (3.12)      (2.84)
Net increase (decrease)
  in net asset value from
  operations                         .70              2.66       3.34            1.52       (2.94)      (2.73)

Less: Dividends and
  Distributions
Dividends from net
  investment income                 (.10)             (.42)      (.21)           (.14)       (.17)       (.90)
Tax return of capital                 -0-               -0-        -0-             -0-         -0-       (.11)
Total dividends and
  distributions                     (.10)             (.42)      (.21)           (.14)       (.17)      (1.01)
Net asset value,
  end of period                   $18.24            $17.64     $15.40          $12.27      $10.89      $14.00

Total Return
Total investment
  return based
  on net asset value(d)             3.98%            17.50%     27.52%          14.06%     (21.15)%    (16.36)%

Ratios/Supplemental Data
Net assets,
  end of period
  (000's omitted)                $39,038           $45,175    $37,137         $32,680     $32,013     $49,259
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements                  2.11%(e)(f)       2.15%      2.10%           2.20%       2.20%       2.17%
  Expenses, before
    waivers/
    reimbursements                  2.11%(e)(f)       2.15%      2.25%           2.42%       2.33%       2.17%
  Net investment income             1.78%(e)(f)       1.82%      1.88%(b)(c)     2.09%(b)    1.50%(b)     .68%
Portfolio turnover rate               25%               47%        45%             74%         99%         21%


See footnote summary on page 34.


30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Advisor Class
                            ---------------------------------------------------------------------------------
                              Six Months
                                   Ended
                                  May 31,                         Year Ended November 30,
                                    2006         ------------------------------------------------------------
                             (unaudited)              2005       2004            2003        2002        2001
                            ---------------------------------------------------------------------------------
Net asset value,
  beginning of period             $17.91            $15.61     $12.44          $11.07      $14.23      $17.97

Income From Investment
  Operations
Net investment income(a)             .27               .46        .39(b)(c)       .37(b)      .33(b)      .27
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                       .53              2.42       3.13            1.28       (3.19)      (2.89)
Net increase (decrease)
  in net asset value from
  operations                         .80              2.88       3.52            1.65       (2.86)      (2.62)

Less: Dividends and
  Distributions
Dividends from net
  investment income                 (.19)             (.58)      (.35)           (.28)       (.30)      (1.00)
Tax return of capital                 -0-               -0-        -0-             -0-         -0-       (.12)
Total dividends and
  distributions                     (.19)             (.58)      (.35)           (.28)       (.30)      (1.12)
Net asset value,
  end of period                   $18.52            $17.91     $15.61          $12.44      $11.07      $14.23

Total Return
Total investment return
  based on net asset
  value(d)                          4.50%            18.76%     28.79%          15.12%     (20.32)%    (15.58)%

Ratios/Supplemental Data
Net assets,
  end of period
  (000's omitted)                 $3,135            $3,044     $2,191          $2,312      $2,563      $3,890
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                  1.10%(e)(f)       1.13%      1.10%           1.20%       1.20%       1.16%
  Expenses, before
    waivers/
    reimbursements                  1.10%(e)(f)       1.13%      1.24%           1.41%       1.31%       1.16%
  Net investment income             2.81%(e)(f)       2.76%      2.88%(b)(c)     3.21%(b)    2.49%(b)    1.65%
Portfolio turnover rate               25%               47%        45%             74%         99%         21%


See footnote summary on page 34.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                            Class R
                                               -------------------------------
                                                Six Months
                                                     Ended            March 1,
                                                    May 31,         2005(g) to
                                                      2006        November 30,
                                               (unaudited)                2005
                                               -------------      -------------
Net asset value, beginning of period                $17.81              $16.33

Income From Investment Operations
Net investment income(a)                               .22                 .31
Net realized and unrealized gain on
  investment and foreign
  currency transactions                                .53                1.50
Net increase in net asset value
  from operations                                      .75                1.81

Less: Dividends
Dividends from net investment income                  (.15)               (.33)
Net asset value, end of period                      $18.41              $17.81

Total Return
Total investment return based on
  net asset value(d)                                  4.24%              11.16%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $11                 $11
Ratio to average net assets of:
  Expenses(e)                                         1.60%(f)            1.68%
  Net investment income(e)                            2.34%(f)            2.41%
Portfolio turnover rate                                 25%                 47%


See footnote summary on page 34.



32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                           Class K
                                               -------------------------------
                                                Six Months
                                                     Ended            March 1,
                                                    May 31,         2005(g) to
                                                      2006        November 30,
                                               (unaudited)                2005
                                               -------------      -------------
Net asset value, beginning of period                $17.82              $16.33

Income From Investment Operations
Net investment income(a)                               .25                 .35
Net realized and unrealized gain on
  investment and foreign
  currency transactions                                .53                1.50
Net increase in net asset value
  from operations                                      .78                1.85

Less: Dividends
Dividends from net investment income                  (.18)               (.36)
Net asset value, end of period                      $18.42              $17.82

Total Return
Total investment return based on
  net asset value(d)                                  4.39%              11.44%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $11                 $11
Ratio to average net assets of:
  Expenses(e)                                         1.29%(f)            1.37%
  Net investment income(e)                            2.66%(f)            2.73%
Portfolio turnover rate                                 25%                 47%


See footnote summary on page 34.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                           Class I
                                               -------------------------------
                                                Six Months
                                                     Ended            March 1,
                                                    May 31,         2005(g) to
                                                      2006        November 30,
                                               (unaudited)                2005
                                               -------------      -------------
Net asset value, beginning of period                $17.81              $16.33

Income From Investment Operations
Net investment income(a)                               .27                 .39
Net realized and unrealized gain on
  investment and foreign
  currency transactions                                .54                1.49
Net increase in net asset value
  from operations                                      .81                1.88

Less: Dividends
Dividends from net investment income                  (.21)               (.40)
Net asset value, end of period                      $18.41              $17.81

Total Return
Total investment return based on
  net asset value(d)                                  4.56%              11.61%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $13                 $11
Ratio to average net assets of:
  Expenses(e)                                          .99%(f)            1.08%
  Net investment income(e)                            2.96%(f)            3.01%
Portfolio turnover rate                                 25%                 47%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived/reimbursed by the Adviser.

(c)  Net of fees and expenses waived/reimbused by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and disributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated cost of proxy solicitation.

(g)  Commencement of distribution.


34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln St.
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, New York 10154


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Ms. Tsao is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35

ALLIANCEBERNSTEIN FAMILY OF FUNDS

---------------------------------------
Wealth Strategies Funds
---------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------
Blended Style Funds
---------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------
Growth Funds
---------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

---------------------------------------
Value Funds
---------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------
Taxable Bond Funds
---------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------
Municipal Bond Funds
---------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

---------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------
Closed-End Funds
---------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

---------------------------------------
Retirement Strategies Funds
---------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Utility Income Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Management fees charged to institutional and other clients of the Adviser for like services;

    2. Management fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.      Possible economies of scale as the Fund grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)    Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 37


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                     Advisory Fee
                 Net Assets           Based on %
                  02/28/06         of Average Daily
Category         (million)             Net Assets                    Fund
-------------------------------------------------------------------------------
Value            $247.3           55 bp on 1st $2.5 billion      Utility Income
                                  45 bp on next $2.5 billion     Fund, Inc.
                                  40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                       As a % of Average
Fund                                   Amount           Daily Net Assets
-------------------------------------------------------------------------------
Utility Income Fund, Inc.             $90,000                0.04%

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                        Total Expense Ratio            Fiscal Year End
-------------------------------------------------------------------------------
Utility Income              Class A       1.44%              November 30
Fund, Inc.                  Class B       2.15%
                            Class C       2.15%
                            Class R       1.68%
                            Class K       1.37%
                            Class I       1.08%
                            Adv. Class    1.13%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


38 o ALLIANCEBERNSTEIN UTILITY INCOME FUND service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, in respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                       AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
Utility Income             Utility Income          55 bp on first $2.5 billion
Fund, Inc.                 Portfolio               45 bp on next $2.5 billion
                                                   40 bp on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 39

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(4)

                                 Effective           Lipper
                                 Management          Group
Fund                               Fee(5)            Median         Rank
-------------------------------------------------------------------------------
Utility Income Fund, Inc.          0.550              0.650         2/10


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(6) and Lipper Expense Universe.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                            Expense  Lipper      Lipper   Lipper     Lipper
                             Ratio   Group       Group   Universe   Universe
Fund                        (%)(8)  Median (%)    Rank   Median (%)    Rank
-------------------------------------------------------------------------------
Utility Income Fund, Inc.   1.441     1.212       10/10    1.229      15/19

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

(4) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(5) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(6) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)    The total expense ratio shown is for the Fund's Class A shares.


40 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(9)

(9) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 41

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                Amount Received
-------------------------------------------------------------------------------
Utility Income Fund, Inc.                              $14,964

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                            12b-1 Fees Received            CDSC Received
-------------------------------------------------------------------------------
Utility Income Fund, Inc.           $1,767,049                   $158,773


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                       ABIS Fee(10)
-------------------------------------------------------------------------------
Utility Income Fund, Inc.                                   $261,932

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(10) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


42 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5, and 10 year performance ranking of the Fund(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended December 31, 2005:

Utility Income Fund, Inc.           Group                   Universe
-------------------------------------------------------------------------------
1 year                               4/10                     6/22
3 year                               3/10                     6/19
5 year                               3/9                      6/16
10 year                              2/7                      4/12


(11)   The performance rankings are for the Class A shares of the Fund.

(12)   The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


ALLIANCEBERNSTEIN UTILITY INCOME FUND o 43

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(14) versus its benchmark:(15)

                                 Periods Ending December 31, 2005
                                     Annualized Performance
-------------------------------------------------------------------------------
                          1          3          5        10       Since
Fund                    Year       Year       Year      Year    Inception
-------------------------------------------------------------------------------
Utility Income          16.15      20.00      2.28      10.29      9.60
Fund, Inc.

S&P 500 GICS            16.83      22.39      -2.24     6.79       6.56
Utility Composite


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(14)   The performance returns shown are for the Class A shares of the Fund.

(15) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


44 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

ALLIANCEBERNSTEIN UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

UI-0152-0506

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

12 (b) (1)    Certification of Principal Executive Officer Pursuant to Section
              302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to Section
              302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): AllianceBernstein Utility Income Fund, Inc.


By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:     July 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:    July 28, 2006

By:       /s/ Mark D. Gersten
          -------------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:     July 28, 2006